February 27, 2026
Summary Prospectus

Vanguard Global Environmental Opportunities Stock Fund
Investor Shares & Admiral™ Shares
Vanguard Global Environmental Opportunities Stock Fund Investor Shares (VEOIX)
Vanguard Global Environmental Opportunities Stock Fund Admiral Shares (VEOAX)
The Fund’s statutory Prospectus and Statement of Additional Information dated February 27, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard Global Environmental Opportunities Stock Fund (the “Fund”) seeks to provide long-term capital appreciation.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.52%	0.43%
12b-1 Distribution Fee	None	None
Other Expenses	0.18%	0.12%
Total Annual Fund Operating Expenses	0.70%	0.55%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$72	$224	$390	$871
Admiral Shares	$56	$176	$307	$689

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an active management approach, investing in a global portfolio of stocks of companies located in a number of countries throughout the world, including developed and emerging markets. The Fund invests in common and preferred stocks, both directly and indirectly (such as through depository receipts), and is not constrained with respect to market capitalization. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in environmental companies (each, an “Environmental Company”). For purposes of the Fund’s 80% investment policy, the Fund’s advisor considers an Environmental Company to be one that (i) derives at least 50% of its revenue from activities deemed by the advisor to contribute positively to environmental change; and (ii) is involved in the process of reducing carbon dioxide emissions (a company that offers quantifiable carbon avoided products or services, as defined below). The advisor determines that a company contributes positively to environmental change by mapping such company’s revenues to certain industry sub-sectors that the advisor believes are aligned to the process of decarbonization. The advisor defines “carbon avoided” to mean the carbon emissions avoided by using a product or service that has fewer carbon emissions than the status quo product or service, thereby contributing to decarbonization. Such Environmental Companies are involved in activities related to the process of sustainable decarbonization, which may include, but are not limited to, (i) renewable energy (such as solar, wind, clean power, and smart grids and networks); (ii) electrification (through electric or autonomous vehicles, batteries, heating and cooling systems, air cleaners, and industrial electrification); and (iii) resource efficiency (in industries including manufacturing, waste management, construction, agriculture, consumer products and factories). The advisor may identify other activities or sectors that it considers qualifying as environmental activities.
The Fund may invest a significant amount of its assets in a select geographic region or a particular country, such as the People’s Republic of China (“China”). The Fund may invest in A-shares of companies incorporated in China (“A-shares”), which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”).

The Fund may also invest in China through H-shares, which are shares of companies incorporated in China that are traded on the Hong Kong Stock Exchange.
The Fund seeks to achieve its investment objective through an integrated investment approach. The advisor selects investments pursuant to an initial proprietary screening process, a fundamental research process, an assessment of the overall portfolio, and the ongoing monitoring of positions.
In the initial proprietary screening process, the advisor (i) identifies and includes Environmental Companies (excluding those with revenues from oil, gas, and coal exploration and production that exceed 5%) as part of the initial universe creation, which typically is composed of companies distributed globally across a range of countries, market capitalizations, and sectors; and (ii) quantitatively assesses and ranks the companies in that initial universe utilizing traditional financial metrics and material sustainability factors. Financial metrics include, among others, measures of company growth and profitability, and sustainability metrics appraising companies across various ESG data points. This assessment provides direction for further qualitative analysis.
In conducting its fundamental research process, the advisor undertakes a bottom-up investment process involving research into companies exhibiting (i) structural growth opportunities by reviewing both short- and long-term revenue; (ii) sustainable or persistent returns; and (iii) competitive advantages (attributes that give a company a favorable business position) relative to their peers both through (a) company factors, including technology, branding (a company’s efforts to distinguish its product from others in the market), and investments in research and development (a company’s efforts to develop new or improve existing products and services), and (b) market factors, such as pricing power, barriers to entry (costs a company incurs to enter an existing market) and consumer behaviors and preferences with respect to environmental issues. The advisor uses this research, as well as a company’s balance sheet and discussion with management to determine a company’s suitability for inclusion in the portfolio. In addition to potential discussions with a company’s management, the portfolio managers may conduct on-site due diligence visits in order to deepen their assessment of a company.
After the proprietary screening and the fundamental research processes, the advisor confirms prospective companies do not include those that derive more than 5% of their revenues from the manufacture and sale of tobacco and tobacco-alternative products. The advisor then constructs a portfolio considering the risks of each position, as well as how the positions complement each other. Finally, on a periodic basis, the advisor will typically engage with the management team of each company held by the Fund as part of the advisor’s ongoing monitoring of ESG and financial considerations for existing holdings.

In selecting securities, the advisor assesses the ESG criteria for each of the Fund’s investments meeting the 80% investment policy. The Fund will not invest in a company if the advisor determines that the company has material social and/or governance risks, even if the company otherwise meets the advisor’s environment and decarbonization criteria. Additionally, any deterioration in the ESG assessment of a held company will be factored into any decision to sell such security although not necessarily determinative of a sell decision.
The intended outcome is a portfolio of approximately 25 companies with the potential to outperform the Fund’s performance benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries. As a matter of fundamental policy, the Fund concentrates (i.e., invests more than 25% of its assets) in the securities of issuers whose principal business activities are in climate change-related industries. The Fund is considered nondiversified, as defined under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in the securities of particular issuers, industries, or sectors as compared with diversified mutual funds.
The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• ESG Investing.The Fund is subject to ESG investing risks. The advisor selects securities for the Fund based on the ESG criteria described in the Fund’s principal investment strategies. As a result, the Fund’s investments could, in the aggregate, trail the returns of other funds that use ESG criteria or underperform the market as a whole. The advisor’s use of ESG criteria may result in the Fund becoming focused, at times, in a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Interpretations of what it means for a company or issuer to exhibit ESG characteristics can—and do—vary significantly across individuals, advisors, and other funds that use ESG criteria. The advisor’s assessment of whether or not a company or issuer meets the ESG criteria described in the Fund’s principal investment strategies, or the ESG criteria itself, may not align with your personal view of what it means for a company or issuer to exhibit ESG characteristics generally. Further, individual securities held by the Fund may not reflect your personal preferences, beliefs, expectations, and/or values. In order to assess a company or issuer against the ESG criteria described in the Fund’s principal investment strategies, the advisor depends on the availability of data obtained through voluntary or third-party reporting. There can be no assurance that this data will be accurate, complete, or current, which could result in an inaccurate assessment of a company or issuer.
• Environmental Company Focus. The Fund’s focus on stocks of environmental companies limits the types and number of investment opportunities available to the Fund. As a result, the Fund may underperform funds that do not have such a focus and/or the market prices of the Fund’s holdings may be more volatile than those of more diversified funds. Focusing on environmental companies may result in the Fund investing in securities or industry sectors that underperform the market as a whole or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. Additionally, the Fund may hold securities of environmental companies that, subsequent to the Fund’s investment in such securities, no longer meet the criteria described in the Fund’s principal investment strategies. If this occurs, the Fund may sell such a security at an inopportune time or at a time when the security is difficult to sell, or may incur expenses in an effort to dispose of such a security.
The Fund is more susceptible to events or factors affecting environmental companies, which may include changes in global and regional climates, regulatory actions related to environmental protection, changes in government standards and subsidy levels, changes in taxation, and other domestic and international political, regulatory, and economic developments. In addition, environmental companies may have more limited operating histories and smaller market capitalizations, on average, than companies in other sectors.
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Fund invests a large portion of its assets in securities of issuers located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in such country or region.
• Investing in Emerging Markets. Investments in emerging markets are subject to higher degrees of risk and volatility than investments in developed markets. Compared with developed markets, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. In addition, emerging markets generally have less efficient trading markets with lower overall liquidity and more volatile currency exchange rates. Each of these risks can cause losses to the Fund’s investments and/or impact the Fund’s performance.
• Currency Risk. The Fund is subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Fund’s holdings.
• Investments Economically Tied to China. The risks described under Investing in Foreign Markets, Investing in Emerging Markets, and Currency Risk apply to, and may be heightened with respect to, the Fund’s investments in companies or issuers economically tied to China. The Fund also is subject to unique risks due to the considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty associated with investments in companies or issuers economically tied to China. All of these factors, among others, could have negative impacts on the Fund. For example, the Fund may not be able to access its desired amount of shares of companies incorporated in China that trade on the Shanghai and Shenzhen Stock Exchanges (A-shares) and/or the Hong Kong Stock Exchange (H-shares), which may cause the Fund to miss out on investment opportunities. Investments economically tied to China may be (or become in the future) restricted or sanctioned by the U.S. government, which could cause these securities to decline in value or become less liquid. If the Fund’s holdings become impacted by restrictions or sanctions, the Fund may incur losses. Additionally, the Fund may gain exposure to certain companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to Chinese companies through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the U.S. government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Growth Investing. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Nondiversified Funds. The Fund is considered a nondiversified fund as defined under the Investment Company Act of 1940. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, their performance may be negatively impacted by relatively few securities or even a single security, and their shares may experience significant fluctuations in value.
• Industry Concentration. The Fund concentrates its investments in the securities of issuers whose principal business activities are in climate change-related industries. As a result, the Fund’s performance depends to a greater extent on the overall condition of, and is more susceptible to events affecting, this industry.
• Industrials Sector. As of the Fund’s most recent fiscal year end, stocks of companies within the industrials sector made up a significant portion of the

Fund’s investment portfolio. As a result, the Fund’s performance may be impacted by the general condition of the industrials sector.
• Information Technology Sector. As of the Fund’s most recent fiscal year end, stocks of companies within the information technology sector made up a significant portion of the Fund’s investment portfolio. As a result, the Fund’s performance may be impacted by the general condition of the information technology sector.
• Issuer Focus. The Fund has a significant portion of its assets invested in a limited number of issuers. As a result, the Fund’s performance can be negatively affected by the performance of even one of these issuers, and the Fund’s shares may experience significant fluctuations in value.
As a result of its long-term investment approach, the Fund may lose money or underperform compared to its performance benchmark or other funds over extended periods of time. In addition, the Fund may not perform as expected in the long term. Therefore, an investment in the
Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. MSCI ACWI Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Global Environmental Opportunities Stock Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	11.47%	June 30, 2025
Lowest	-14.29%	September 30, 2023
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard Global Environmental Opportunities Stock Fund Investor Shares			11/16/2022
Return Before Taxes	16.47%	5.69%
Return After Taxes on Distributions	16.27	5.43
Return After Taxes on Distributions and Sale of Fund Shares	10.02	4.39
Vanguard Global Environmental Opportunities Stock Fund Admiral Shares			11/16/2022
Return Before Taxes	16.62%	5.84%
MSCI ACWI Index (reflects no deduction for fees or expenses)	22.34%	19.14%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
Ninety One North America, Inc. (Ninety One)
Portfolio Managers
Deirdre Cooper, Portfolio Manager at Ninety One UK Ltd. (Ninety One UK), an affiliate of Ninety One. She has co-managed the Fund since its inception in 2022.

Graeme Baker, Portfolio Manager at Ninety One UK, an affiliate of Ninety One. He has co-managed the Fund since its inception in 2022.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares or Admiral Shares is generally $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Global Environmental Opportunities Stock Fund Investor Shares—Fund Number V012
Vanguard Global Environmental Opportunities Stock Fund Admiral Shares—Fund Number V013
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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SP V012 022026